NOTE 10 - NOTES PAYABLE	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Text Block]
NOTE 10 -      NOTES PAYABLE

Notes payable consisted of the following at December 31, 2011 and 2010:

	2011	2010
Notes payable to ten stockholders, due on demand, plus interest at 10% per annum (in arrears). The Company is obligated to accept the rate at face value plus accrued interest as partial payment for shares the lenders may purchase from the Company upon exercise of the lenders’ option to acquire shares from the Company.	$60,815	$60,815

Notes payable to directors totaling $28,000 and a note payable to a third party in the amount of $9,000, due on April 22, 1995 (principal and accrued interest in arrears as of report date), plus interest at 8% per annum. Each lender has the right to convert any portion of the principal and interest into common stock at a price per share equal to the price per share under a prior private placement transaction.	37,000	37,000

Notes payable to former directors and a family member of a former director, due at various dates in 1995, 1996 and 1997 (principal and accrued interest in arrears as of report date), plus interest at 8% per annum. The Company has the right to repay the loans with restricted stock at $0.10 per share if alternative financings do not occur.	182,676	182,676

Note payable to a financing company, payable in nine monthly installments currently at $705, interest at 7.75% per annum, matures on March 31, 2012.	2,758	2,775

Total Notes Payable	283,249	283,266
Less: Current Portion	(283,249)	(283,266)
Long-Term Notes Payable	$-	$-

The aggregate principal maturities of notes payable are as follows:

Year Ended December 31,	Amount
2012	$283,249